Assets held for sale	9 Months Ended
Sep. 30, 2024
Assets held for sale [Abstract]
Assets held for sale
Note 8. - Assets held for sale

Monterrey
In 2023, Atlantica´s partner in Monterrey initiated a process to sell its 70% stake in the asset and, as part of it, Atlantica intended to sell its interest as well under the same terms.

In October 30, 2023, the conditions to classify the loan granted by Atlantica to Arroyo II and the investment in Pemcorp as held for sale in accordance with IFRS 5 Non-current Assets Held for Sale and Discontinued Operations were met. As a consequence, the book value of the equity investment held by Atlantica in Pemcorp and the loan granted by Atlantica to Arroyo II, were classified as held for sale since that date for an amount of US$ 28.7 million as of December 31, 2023.
The transaction was subject to certain conditions precedent and final transaction closing occurred in April 2024. The difference between the book value of the asset held for sale at closing date, and the fair value of the consideration received, which amounts to $12.0 million, has been registered as an operating income in these Consolidated Condensed Interim Financial Statements.

Atlantica received $41.2 million of proceeds net of transaction costs in 2024 and there is an earn-out mechanism that could result in additional proceeds for Atlantica of up to approximately $7 million between 2026 and 2028.

Chile PV 1

On August 29, 2024, Atlantica and its financial partners, through the renewable platform in Chile, signed with the lenders of Chile PV 1, a binding sale´s agreement that enables the lenders to process the sale of the plant under certain conditions. At that date, the conditions to classify Chile PV 1 as a disposal group held for sale in accordance with IFRS 5 Non-current Assets Held for Sale and Discontinued Operations were met. As a consequence, assets and liabilities of Chile PV 1 are reclassified as held for sale at their carrying amount in these Consolidated Condensed Interim Financial Statements as of September 30, 2024. Simultaneously, a restructuring of the financing agreement has been signed, which eliminates any debt service payment requirement during the sale´s process period and therefore waives the event of default of the debt for Chile PV 1 (Note 16).
AYES Canada

On September 9, 2024, the Company signed an agreement with Algonquin to sell 100% of its shares in AYES Canada, the holding company of Windlectric Inc. (Note 7), for net proceeds of $2.0 million. As a result, the conditions to classify AYES Canada as held for sale were met from that date. The receivable for the net proceeds is classified as held for sale in these Consolidated Condensed Interim Financial Statements as of September 30, 2024. The Company recorded a loss of $0.2 million as an operating expense in these Consolidated Condensed Interim Financial Statements accounting for the difference between the net proceeds amount and the carrying amount of the assets contributed by AYES Canada at the date the sale´s agreement was signed. Closing occurred and the Company received net proceeds in October 2024.

The amounts of Assets held for sale as of September 30, 2024 are as follows:
	Chile PV 1	AYES Canada	Total
		($ in thousands)
Property, plant and equipment under IAS 16	37,437		37,437
Intangible assets under IAS 38	344		344
Intangible assets under IFRS 16	129		129
Cash & cash equivalents	339		339
Other current assets	993	2,000	2,993
Total assets classified held for sale	39,242	2,000	41,242

Project debt	49,433		49,433
Lease liabilities	125		125
Other current and non-current liabilities	4,165		4,165
Total liabilities directly associated with the assets held for sale	53,723	-	53,723